Celebrating 25 Years of Disciplined Growth and Operational Excellence INVESTOR DAY | DECEMBER 3, 2019 | NYSE:ARE

Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements regarding our 2019 and 2020 earnings per share attributable to Alexandria’s common stockholders – diluted, 2019 and 2020 funds from operations per share attributable to Alexandria’s common stockholders – diluted, net operating income, our projected sources and uses of capital, and 2025 sustainability goals. You can identify the forward-looking statements by their use of forward-looking words, such as “forecast,” “guidance,” “goals,” “projects,” “estimates,” “anticipates,” “believes,” “expects,” “intends,” “may,” “plans,” “seeks,” “should,” or “will,” or the negative of those words or similar words. These forward-looking statements are based on our current expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts, as well as a number of assumptions concerning future events. There can be no assurance that actual results will not be materially higher or lower than these expectations. These statements are subject to risks, uncertainties, assumptions, and other important factors that could cause actual results to differ materially from the results discussed in the forward-looking statements. Factors that might cause such a difference include, without limitation, our failure to obtain capital (debt, construction financing, and/or equity) or refinance debt maturities, increased interest rates and operating costs, adverse economic or real estate developments in our markets, our failure to successfully place into service and lease any properties undergoing development or redevelopment and our existing space held for future development or redevelopment (including new properties acquired for that purpose), our failure to successfully operate or lease acquired properties, decreased rental rates, increased vacancy rates or failure to renew or replace expiring leases, defaults on or non-renewal of leases by tenants, adverse general and local economic conditions, an unfavorable capital market environment, decreased leasing activity or lease renewals, and other risks and uncertainties detailed in our filings with the Securities and Exchange Commission (“SEC”). Accordingly, you are cautioned not to place undue reliance on such forward-looking statements. All forward-looking statements are made as of the date of this presentation, and unless otherwise stated, we assume no obligation to update this information and expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. For more discussion relating to risks and uncertainties that could cause actual results to differ materially from those anticipated in our forward-looking statements, and risks to our business in general, please refer to our SEC filings, including our most recent annual report on Form 10-K and any subsequent quarterly reports on Form 10-Q. Alexandria®, Lighthouse Design® logo, Building the Future of Life-Changing Innovation™, Alexandria Venture Investments®, Alexandria Summit®, LaunchLabs®, and Alexandria Center® are trademarks of Alexandria Real Estate Equities, Inc. All other company names, trademarks, and logos referenced herein are the property of their respective owners. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Mission Driven ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019 3

Alexandria: From Visionary First Mover to Recognized Leader in Life Science Cluster Development Alexandria has the world-class brand and reputation in the niche that we created. ALEXANDRIA CENTER® FOR 50 & 60 BINNEY STREET 1655 & 1725 THIRD STREET MERCER MEGA BLOCK LIFE SCIENCE – NEW YORK CITY CAMBRIDGE, GREATER BOSTON MISSION BAY/SOMA, SAN FRANCISCO LAKE UNION, SEATTLE ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

1994 | $19M Series A Acquired in 1994, 10933 North Torrey Pines Road was Alexandria’s first laboratory/office asset. This campus remains an important part of our asset base today. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

2019 | $24.3B Total Market Cap1 25 years later, Alexandria is the leader in developing thriving life science clusters that foster the innovation needed to advance human health by curing disease and improving nutrition. 1. As of September 30, 2019. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

”Clusters are geographic concentrations of interconnected companies and institutions in a particular field. … Clusters affect competition in three broad ways: first, by increasing the productivity of companies based in the area; second, by driving the direction and pace of innovation, which underpins future productivity growth; and third, by stimulating the formation of new businesses, which expands and strengthens the cluster itself.” Michael E. Porter Bishop William Lawrence University Professor Harvard Business School Source: “Clusters and the New Economics of Competition,” Harvard Business Review, November–December 1998 Issue. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Life Science Cluster Locations 25 Years of Creating and Developing Thriving Clusters GREATER BOSTON SEA 6.5M RSF SAN FRANCISCO 7.8M RSF GB SF NEW YORK CITY NYC 1.3M RSF MD SAN DIEGO 5.2M RSF RT SD 27.3M SEATTLE TOTAL RSF 1.6M RSF MARYLAND 269 3.0M RSF PROPERTIES IN RESEARCH TRIANGLE NORTH AMERICA 1.2M RSF As of September 30, 2019. Includes operating properties and development and redevelopment projects under construction or pre-construction. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria: Best-in-Class, Mission-Driven Company Celebrating 25 Years of Disciplined Growth 1994 20193 $24.3B $19M Series A Capital Total Market Cap 4 Properties1 1 313K RSF 269 Properties (Baa1/Stable) 19972 $155M IPO 15 Properties 27.3M RSF4 (BBB+/Stable) 1.5M RSF 1. As of December 31, 1994. 2. As of Alexandria’s IPO (May 27, 1997). 3. As of September 30, 2019. 4. Includes operating properties and development and redevelopment projects under construction or pre-construction. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Outstanding Performance (May 27, 19971–September 30, 2019) 1,618% 1,269% 1,051% 693% U.S. REIT Index 632% 597% FTSE Nareit Equity Total Shareholder 513% Office Index Return Comparison Russell 444% 2000 500 434% Source: Bloomberg. Assumes reinvestment of dividends. 1. Alexandria’s IPO priced at $20.00 per share on May 27, 1997. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria: NAIOP 2019 Developer of the Year People. Passion. Purpose. “The company has been strategic in its growth by locating in markets where the key building blocks for innovation thrive.… Alexandria’s commitment to its employees and to the communities where it does business is evident.” Jean Kane 2019 Chair, NAIOP’s Developer of the Year Selection Committee ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Fourth Nareit Gold Investor CARE Award People. Passion. Purpose. COMMUNICATIONS AND REPORTING EXCELLENCE Best-in-class transparency, quality, and efficiency of disclosures and reporting ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Operational Excellence Drives Superior Results “Alexandria has achieved the three outputs that High-Quality Per-Share Growth From FFO, define a great company: NAV, and Dividends Superior Results, Strong Internal Growth Distinctive Impact, and Strong External Growth Lasting Endurance.” Disciplined Allocation of Capital Prudent Management Jim Collins Renowned Author & Business Strategist of Balance Sheet ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s mission is to create clusters that ignite and accelerate the world’s leading innovators in their noble pursuit of advancing human health by curing disease and improving nutrition. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

ARE DNA ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019 15

Alexandria’s Enduring Intrinsic Value Flows From Our DNA ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

LIFE-CHANGING INNOVATION The mission-critical infrastructure Alexandria provides our tenants enables their best and brightest to create the medicines that can transform patient lives. “We all know people in our lives, either family members or friends, who suffer from diseases that scientists in our buildings are working to cure. That adds an extra dimension to working together as part of the Alexandria family.” Peter M. Moglia Co-CEO & Co-CIO Alexandria Real Estate Equities, Inc. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

LIFE-CHANGING INNOVATION The cutting-edge science of Alexandria’s tenants is transforming patient lives. CLOSER TO A CURE NOVEL MODALITY PRECISION MEDICINE Triple combination therapy First siRNA therapeutic approval Second tissue-agnostic cancer approval Transformative medicine to treat First treatment for polyneuropathy Treatment for solid tumors 90% of cystic fibrosis patients from hTTR-mediated amyloidosis with specific genetic abnormality Review Designations: Review Designations: Review Designations: Breakthrough Therapy | Fast Track | Priority Review Breakthrough Therapy | Fast Track | Priority Review Accelerated Approval | Breakthrough Therapy | Priority Review ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

LONG-TENURED LEADERSHIP Alexandria’s highly experienced team, which upholds an idea-based meritocracy, is motivated by our ability to support groundbreaking scientific discoveries. “Alexandria has built a leadership culture infused with the personal humility to continually learn, combined with the professional will to do whatever it takes to enhance the success of its customers, and, through them, change the world through innovation.” Jim Collins Renowned Author & Business Strategist ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

TEAM-ORIENTED CULTURE The dedicated Alexandria family works as a team and can be found at the center of all we do. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

OPERATIONAL EXCELLENCE Alexandria’s best-in-class team effectively and consistently executes our differentiated business strategy. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

DESIGN LEADERSHIP Alexandria’s rigorous academic approach to the design of our buildings and campuses improves employee productivity, collaboration, and well-being. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

SUSTAINABILITY AND WELLNESS Alexandria is making a lasting and positive impact through our commitment to environmental sustainability and occupant health and wellness. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

PHILANTHROPY Alexandria is making a positive and lasting impact on the communities in which we live and work through fundraising, volunteerism, and corporate giving. Operation CARE By the Numbers, 2019 250+ Non-Profit Organizations Alexandria Has Supported 3,800 Employee Hours Volunteered $54K Employee Donations Matched ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

PHILANTHROPY Alexandria is making a positive and lasting impact on the communities in which we live and work through fundraising, volunteerism, and corporate giving. $350K Funds Raised for Fred’s Team to Support the Mission-Critical Research at Memorial Sloan Kettering Cancer Center 59 Number of Our Employees Who Completed the 2019 New York City Marathon on Behalf of Fred’s Team ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

CLUSTER DEVELOPMENT In our unique and proven cluster model, Alexandria has identified four critical components for life science companies to succeed. LOCATION INNOVATION Best-in-class locations immediately Broad and diverse leading-edge adjacent to the world’s top academic life science and technology entities and medical centers CAPITAL TALENT Significant and strategic capital from Highly skilled scientific, the federal government, venture engineering, and entrepreneurial capitalists, philanthropists, and the management talent biopharmaceutical industry ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

CLUSTER DEVELOPMENT To foster innovation and collaboration, Alexandria pursued our urban cluster campus strategy in Mission Bay, San Francisco (2004). ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

CLUSTER DEVELOPMENT To foster innovation and collaboration, Alexandria pursued our urban cluster campus strategy in New York City (2005). ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

CLUSTER DEVELOPMENT To foster innovation and collaboration, Alexandria pursued our urban cluster campus strategy in Cambridge (2006). ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Sustainability and Resilience ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019 30

Alexandria’s Sustainability and Climate Change Framework Positioning Alexandria for Long-Term Success Supporting and aligning with guidelines issued by the Taskforce on Climate-related Financial Disclosures (TCFD) METRICS RISK STRATEGY GOVERNANCE & TARGETS MANAGEMENT ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s sustainability mission is to make a positive and meaningful impact on the health, safety, and well-being of our tenants, stockholders, employees, and the communities in which we live and work. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Sustainability Leadership Recognition and Awards GRESB RESULTS NATIONAL NAIOP 2019 Developer of the Year SANDAG DIAMOND SAN DIEGO AWARDS FY 2019 iCommute Platinum Tier Recipient SEATTLE PUGET SOUND BUSINESS JOURNAL WASHINGTON’S BEST #1 SMALL WORKPLACES ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

“Our new home with Alexandria reflects our shared willingness to embrace innovation, our care for the environment, and our strongly held belief that great work spaces attract and retain world-class talent and promote their health and productivity.” David Weitz Head of Takeda California and Global Research Externalization Takeda Pharmaceutical Company Ltd. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Sustainability Goals Are Well Aligned With Our Innovative Tenants KEY TENANTS WITH CARBON-REDUCTION GOALS Facebook, Inc. 37% Average Reduction Goal 2025 Average Target Year ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s 2025 Sustainability Goals1 Further Reducing Our Environmental Impact 2015–2018 Progress3 2025 Goals2 Carbon (MTCO2e) 14.5% 30% TOTAL CARBON POLLUTION Pollution REDUCTION REDUCED BY 14.5% Energy SINCE 2015 (kWh) 15.3% 25% Consumption REDUCTION Reflecting an Average Annual Pace of 4.8% — NEARLY DOUBLE Waste4 THE GLOBAL TARGET FOR (Ton) 38.3% 45% DIVERSION ENERGY EFFICIENCY According to the United Nations’ Sustainable Potable Development Goals Water (Gal) 1.3% 10% Consumption REDUCTION 1. Carbon, energy, and water values are for directly managed operational buildings. 2. 2025 reduction goals relative to a 2015 baseline. 3. Progress reflects sum of annual like-for-like progress from 2015 to 2018. 4. Waste values are for the total portfolio, which includes both indirectly and directly managed buildings. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Longstanding Commitment to and Leadership in Green Building LEED Milestones Green Bond Issuances 2007 Built one of the world’s first LEED- Issued on June 21, 2018, and March 21, 2019 certified laboratories for Core & Shell Total $1 billion of senior unsecured notes 2011 Received California’s first LEED Platinum Core & Shell certification for Demonstrate Alexandria’s financial a lab building commitment to high levels of green building 2016 Established target for minimum LEED Gold on all new ground-up Fund projects that have achieved or are construction projects targeting LEED Gold or Platinum certification 3Q19 Generated 54% of total annual rental Aligned with the International Capital Market revenue from LEED projects1 Association (ICMA) Green Bond Principles 1. Upon completion of 18 projects in process targeting LEED certification. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Collaborative Campuses Promote Health, Wellness, and Productivity #1 Company Globally in 2018 Health & Well-Being Module Inaugural Best in Building Health Company Award First WELL-Certified Laboratory Space in the World HEALTHY BUILDING HEALTHY BUILDING CERTIFICATIONS GOAL 37 50 PROJECTS CERTIFIED CERTIFICATIONS OR IN PROCESS TARGETED BY 2025 ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Advancing Alexandria’s Leadership in Sustainability Case Study: Net Zero Energy Alexandria is pursuing net zero energy certification at the amenities building of our Gateway Boulevard campus in our South San Francisco submarket. Optimized Building Envelope | High Performance Systems | Neutralizing and Further Reducing Carbon ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Advancing Alexandria’s Leadership by Tackling Embodied Carbon First REIT to Use Embodied Carbon in Construction Calculator (EC3) Tool 51% 49% Alexandria will target embodied carbon reductions in construction projects going forward Embodied Carbon Operational Carbon TOTAL CARBON EMISSIONS OF GLOBAL NEW CONSTRUCTION, 2020–20501 1. Sources: UN Environment Global Status Report 2017; and EIA International Energy Outlook 2017. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Framework for Resilience ASSESSING EXTENT TO IDENTIFYING ADDITIONAL WHICH MITIGATIONS MITIGATIONS TO INTEGRATE ARE IN PLACE INTO LONG-TERM PLANNING ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Building Resilience: Coastal Flooding and Sea Level Rise NEW YORK CITY East and West Towers Maintained critical operations during Superstorm Sandy Enhanced flood wall Implementing further upgrades for flood mitigation North Tower Enhanced flood wall Building flood doors/barriers to install around critical equipment and entries Locating most critical equipment above current and future flood levels ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Building Resilience: Flooding From Heavy Rain CAMBRIDGE Binney Street Corridor First floors and parking garage entrances above the 2070 100-year floodplain elevation Blue roof to retain stormwater before discharging to reduce runoff New stormwater trunkline to help reduce overflows into the Charles River ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Building Resilience: Wildfire and Drought SAN DIEGO AND SAN FRANCISCO BAY AREA Wildfire planning Usage of recycled water Incorporating best fire protection practices into Connecting to recycled water landscape design and maintenance infrastructure for cooling towers and irrigation Incorporating distributed antenna systems in buildings to provide robust communication signals for firefighters Implementing local infrastructure enhancements to improve access Incorporating non-combustible envelope and exterior to recycled water building treatments to minimize spread of fire Stocking extra HEPA filters to protect indoor air quality during high-particulate events (i.e., wildfire) Identifying opportunities to allocate space for extra filters when heavy smoke is present ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Life Science Industry ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019 45

Innovation Is Key to Developing New Therapies and Cures to Solve Future Healthcare Challenges The Transformative Work of Alexandria’s Tenants and Investment Portfolio Companies Is Critical and Holds the Potential to Positively Impact Society ~10K KNOWN DISEASES ONLY 500 CURRENTLY ADDRESSABLE WITH TREATMENTS Source: U.S. House Committee on Energy and Commerce, “The 21st Century Cures Discussion Document White Paper,” January 27, 2015. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

The Life Science Industry Is a Significant Driver of the Economy and Innovation

6,000+
COMPANIES[1]

$2.9T+
REVENUE[2]

810K+
EMPLOYEES[3]

$250B+
R&D SPEND[2]

15,000+
U.S. HEALTH & CHEMISTRY PATENTS GRANTED ANNUALLY[4]

360+
NEW THERAPIES APPROVED OVER THE LAST 10 YEARS[5]

1. Sources: BCIQ database, EvaluatePharma, and PitchBook, November 2019.
2. Source: EvaluatePharma, November 2019.
3. Source: TEConomy Partners, "The Economic Impact of the Biopharmaceutical Industry: U.S. National and State Estimates." Reflects U.S. biopharmaceutical industry employment for 2017.
4. Sources: National Science Foundation, National Center for Science and Engineering Statistics; SRI International; Science-Metrix; PatentsView; and U.S. Patent and Trademark Office patent data. Includes number of patents granted annually from 2012 through 2016.
5. Source: U.S. Food and Drug Administration.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

5 Fundamental Drivers Impacting Life Science Demand Government Funding Medical Research Philanthropy FDA Regulatory Environment Venture and Public Market Capital Flows Commercial R&D Funding ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Significant Funding From Diverse Sources Drives Life Science Innovation


$41B
$44B
$62B
$214B
U.S. Medical Research Philanthropy
U.S. Government Funding (NIH, NSF, and ASPR)
U.S. Life Science Venture Capital and Public Markets
Global Public Biopharma R&D Spending

2018 R&D FUNDING BY SOURCE

$350B+

Research & Development Funding for Life Science

Sources: EvaluatePharma, November 2019; Giving USA; National Institutes of Health, PitchBook, October 2019; and National Science Foundation

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Strong Bipartisan Support Accelerates ALEXANDRIA TENANTS RECEIVE Biomedical Research in Alexandria’s Clusters SUBSTANTIAL NIH FUNDING2 FY2019 NIH BUDGET $39.1B +30% Increase in NIH Funding Over the Last 5 Years1 40% of extramural funding was granted within Alexandria’s clusters Source: National Institutes of Health. 1. As of September 30, 2019, for the last five years. 2. Represents organizations included in the top 50 funded recipients of extramural funding for FY2019. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Strong Philanthropic Support Helps Drive Innovation for Patients FROM HEALTH-RELATED INNOVATIVE PHILANTHROPIC PARTNERSHIP CHARITABLE GIVING IN 2018 $40.8B $40.8B FDA approved therapies, developed in partnership $34.8B 4 with the Cystic Fibrosis Foundation, represent $28.2B treatment options for $24.3B 90% of CF patients $19.7B $8.7B $500M Path to a Cure is aimed at developing therapies for the 1993 1998 2003 2008 2013 2018 remaining 10% HEALTH-RELATED CHARITABLE GIVING1 1. Source: Giving USA, Giving USA 2019: The Annual Report on Philanthropy for the Year 2018. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Internal Growth Momentum ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019 52

ALEXANDRIA’S HIGH-QUALITY, INCREASING CASH FLOWS ALEXANDRIA’S MARKET FUNDAMENTALS ALEXANDRIA’S INTERNAL GROWTH MOMENTUM ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s High-Quality, Increasing Cash Flows STRONG STRONG EXTERNAL INTERNAL GROWTH THROUGH GROWTH VALUE-CREATION PIPELINE Solid Real Estate & Life Science Fundamentals Class A Properties A REIT Industry–Leading Tenant Roster Favorable Lease Structure Operational Excellence Lower Leasing Costs & Maintenance Capital Expenditures ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Disciplined Execution of Unique Business Strategy Drives Consistent Growth in Cash Net Operating Income ($ in Millions) $831 $676 $586 $526 $459 $411 $380 $353 $307 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Projected NET OPERATING INCOME (CASH BASIS)1 1. Refer to definitions in appendix. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s High-Quality Cash Flows Consistent and Predictable Performance Investment-Grade Top 20 Tenants That Are Class A or Publicly Traded Investment-Grade or Properties in Large Cap Tenants Publicly Traded Large Cap AAA Locations Represents annual rental revenue from investment-grade or publicly traded large cap tenants or from Class A properties in AAA locations. Refer to definitions in the appendix. As of September 30, 2019, annual rental revenue solely from investment-grade tenants within our overall tenant base and within our top 20 tenants was 43% and 71%, respectively. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s High-Quality Cash Flows Top 20 Tenants by Annual Rental Revenue1 Facebook, Inc. 85% of TOP 20 TENANTS are investment- Largest tenant is NO MORE THAN 3.3% grade or publicly traded large cap1 of total annual rental revenue1 1. Based on aggregate annual rental revenue as of September 30, 2019. Refer to definitions in the appendix. In November 2019, Bristol-Myers Squibb Company completed the acquisition of Celgene Corporation. Pro forma for the acquisition, our annual rental revenue from Bristol-Myers Squibb Company is approximately 4.4% based on leases in effect as of September 30, 2019. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Efficient Execution of Unique and Differentiated Business Strategy Drives Strong EBITDA Margins 69% ADJUSTED EBITDA MARGIN 64% 60% 60% 59% 58% 58% 57% 57% 56% 55% 55% 54% 53% 53% 52% 47% 46% 46% 40% ARE DEI CUZ HIW KRC BXP DEA EQC OPI CIO CXP PGRE HPP BDN SLG PDM FSP ESRT OFC CMCT GENERAL AND ADMINISTRATIVE EXPENSES AS A PERCENTAGE OF NET OPERATING INCOME 41.0% 17.8% 9.9% 14.2% 15.3% 15.5% 12.8% 13.2% 13.9% 11.1% 11.3% 9.5% 9.6% 9.7% 10.1% 7.7% 8.4% 9.1% 5.8% 6.0% OPI DEI BXP CUZ HIW OFC BDN CMCT ARE FSP PDM CIO SLG DEA PGRE HPP KRC ESRT CXP EQC Alexandria Office REITs1 All metrics are for YTD 3Q19. Refer to definitions in the appendix. 1. Source: Data based on S&P Global Market Intelligence and SEC filings for YTD 3Q19. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Favorable Lease Structure Consistent and Predictable Performance Are Triple Net Contain Annual Base Rent Escalations Require Tenants to Pay for Capital Expenditures Percentages calculated based on RSF as of September 30, 2019. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Enduring Real Estate Asset Base Lower Capital Expenditure Burden = Higher Intrinsic Value COMMODITY INVESTMENT OFFICE Initial building infrastructure HIGHER LOWER DEMOLISH LIMITED Re-leasing/renewals AND REBUILD z Total over multiple generations LOWER HIGHER BURDEN BURDEN Capital expenditures as a 15% 25%–30% percentage of net operating income1 1. Source: Commodity office data from GreenStreetAdvisors.com as of November 7, 2019. Alexandria data represents weighted average for the years ended December 31, 2010, to December 31, 2019, including the projected activity for the three months ended December 31, 2019. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Low Leasing Costs and Maintenance Capital Expenditures Superior Long-Term Return on Investment 37% 30% 31% 29% 29% 29% 29% 27% 28% 28% 28% 28% 26% 27% 25% 25% 26% 21% 15% ARE AAT DEI BXP KRC WRE PGRE SLG OFC HPP CLI EQC ESRT VNO CUZ BDN HIW JBGS PDM Alexandria1 Office REITs2 MAINTENANCE CAPITAL EXPENDITURES AS A PERCENTAGE OF NET OPERATING INCOME 1. Represents weighted average for the years ended December 31, 2010, to December 31, 2019, including the projected activity for the three months ended December 31, 2019. 2. Source: GreenStreetAdvisors.com as of November 7, 2019. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Greater Boston’s Solid Market Fundamentals East Cambridge Cambridge and Urban Submarkets LAB MARKET VACANCY LIFE SCIENCE DEMAND 0.6% 3.1M RSF Source: CBRE. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

San Francisco’s Solid Market Fundamentals LAB MARKET VACANCY LIFE SCIENCE DEMAND 0.9% 3.0M RSF Source: Newmark Cornish & Carey. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

New York City’s Solid Market Fundamentals LAB MARKET VACANCY LIFE SCIENCE DEMAND 2.7% 416K RSF Source: Cushman & Wakefield. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

San Diego’s Solid Market Fundamentals LAB MARKET VACANCY LIFE SCIENCE DEMAND 5.8% 2.7M RSF Source: Cushman & Wakefield. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Seattle’s Solid Market Fundamentals LAB MARKET VACANCY1 LIFE SCIENCE DEMAND2 1.5% 498K RSF 1. Source: CBRE. 2. Source: Newmark Knight Frank. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Maryland’s Solid Market Fundamentals LAB MARKET VACANCY1 LIFE SCIENCE DEMAND2 4.8% 222K RSF 1. Source: Internal research. 2. Source: Scheer Partners. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Research Triangle’s Solid Market Fundamentals LAB MARKET VACANCY1 LIFE SCIENCE DEMAND2 11.4% 662K RSF 1. Source: Internal research. 2. Source: Davis Moore. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Strong Same Property Cash Net Operating Income Growth Consistent Outperformance of Office REITs 9% 8% 7% 6% 6% 5% 5% 4% 4% 2% 2010 2011 2012 2013 2014 2015 2016 2017 2018 YTD 3Q19 Alexandria Office REIT Average1 SAME PROPERTY NET OPERATING INCOME GROWTH (CASH BASIS) Refer to appendix. 1. Source: Office REIT figures from Evercore ISI research. The office REIT average for each year represents an average of the quarters within each year. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Strong Same Property Cash Net Operating Income Growth An Illustration of Alexandria’s Consistent Internal Growth 1–3% Rental Rate Growth From Leasing Activity1 3% 10-YEAR HISTORICAL AVERAGE2 Contractual Annual Rent Escalation Reflecting Steady Occupancy Averaging 96%3 Over the Last 10 Years 1. Includes renewals, re-leasing, and early renewals and excludes leasing activity related to development and redevelopment projects. 2. Represents average same property net operating income growth (cash basis) from 2010 through 2018 and the nine months ended September 30, 2019. 3. Represents our average occupancy of operating properties in North America as of December 31 for the last 10 years and as of September 30, 2019. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Strong Historical Leasing Volume Strong Tenant Demand Drives Robust Leasing Volume (RSF in Millions) 5.0 4.7 4.6 4.4 3.4 1 4.1x 2.8x 4.6x 3.7x 3.6x AVERAGE HISTORICAL LEASING ACTIVITY IN EXCESS OF EXPIRATIONS, 2015 TO YTD 3Q19 ANNUALIZED 1.2 1.2 1.0 1.3 1.2 2015 2016 2017 2018 YTD 3Q19 Annualized RSF of Expiring Leases at Beginning of Year RSF Leased in Excess of Expiring Leases LEASING VOLUME 1. Represents the average of total leasing for all periods presented (renewals/re-leases, developments, redevelopments, and previously vacant spaces) divided by the average of total contractual lease expirations at the beginning of each year. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Strong Historical Rental Rate Growth Strong Real Estate and Life Science Industry Fundamentals 30.6% 25.1% 24.1% 17.1% 7.5% ALEXANDRIA ALEXANDRIA 10-YEAR 16.2% 10-YEAR AVERAGE1 AVERAGE1 14.1% 12.7% vs. vs. 10.8% 4.5% OFFICE REIT OFFICE REIT 10-YEAR 10-YEAR AVERAGE2 AVERAGE2 2017 2018 YTD 3Q19 2017 2018 YTD 3Q19 RENTAL RATE GROWTH RENTAL RATE GROWTH (CASH BASIS) Alexandria1 Office REIT Average2 1. Rental rate growth for Alexandria is for renewed and re-leased space. The 10-year average for Alexandria represents an average of each of the years from January 1, 2009, through December 31, 2018. 2. Sources: Company filings and BofA Merrill Lynch Global Research as of November 6, 2019. The office REIT average for each year represents an average of the quarters within each year. The 10-year average for office REITs represents an average of each of the years from January 1, 2009, through December 31, 2018. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Steady Occupancy Consistent Outperformance of Office REITs 97% 97% 97% 97% 97% 97% 96% 95% 95% 94% 10-YEAR OCCUPANCY AVERAGE1 2010 2011 2012 2013 2014 2015 2016 2017 2018 3Q19 TENANT RETENTION RATE2 Alexandria Office REIT Average OCCUPANCY Sources: Office REIT average composition per FTSE Nareit and data from S&P Global Market Intelligence and SEC filings. 1. Represents our average occupancy of operating properties in North America as of December 31 for the last 10 years and as of September 30, 2019. 2. Represents our average retention from 2014 through 2018 and the nine months ended September 30, 2019. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

2020 CONTRACTUAL LEASE EXPIRATIONS ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria Has No Significant Contractual Lease Expirations in 2020

Top 10 Lease Expirations[1]

PROPERTY | MARKET | SUBMARKET	EXPIRATION	RSF	ANNUAL RENTAL REVENUE (PER RSF)[2]	RSF: LEASED	RSF: NEGOTIATING/ ANTICIPATING	RSF: TARGETED FOR REDEVELOPMENT	REMAINING EXPIRING LEASES
7000 Shoreline Court San Francisco | South San Francisco	3/31/20	68,568	$32.47	24,765	10,781	–	33,022
Canada	3/31/20	68,000	$35.08	59,088	–	–	8,912
30 Bearfoot Road Greater Boston | Route 495	3/31/20	60,759	$45.51	–	–	–	60,759
650 Gateway Boulevard San Francisco | South San Francisco	11/30/20	50,400[3]	$50.38	–	–	–	50,400
630 Gateway Boulevard San Francisco | South San Francisco	11/30/20	50,160[3]	$33.25	–	–	–	50,160
5810/5820 Nancy Ridge Drive San Diego | Sorrento Mesa	7/31/20	48,218	$25.51	–	–	–	48,218
200 Technology Square Greater Boston | Cambridge/Inner Suburbs	1/1/20	47,185	$79.59	47,185	–	–	–
10578 Science Center Drive San Diego | Torrey Pines	10/31/20	46,166	$48.78	–	–	–	46,166
10300 Campus Point Drive San Diego | University Town Center	6/30/20	44,689	$25.48	–	–	–	44,689
1550 East Gude Drive Maryland | Rockville	4/30/20	44,500	$21.75	–	–	–	44,500
Total RSF		528,645		131,038	10,781	–	386,826
Total %		100%		25%	2%	–%	73%

1. Contractual lease expirations as of September 30, 2019. Leased and negotiating status as of November 15, 2019.
2. Represents annual rental revenue in effect as of September 30, 2019. Refer to definitions in the appendix.
3. We are considering options to renovate these buildings into Class A office/laboratory properties and will not be classifying them as redevelopments. As such, we expect these properties to remain in our pool of same properties.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria's Contractual Lease Expirations in 2020

RSF of Expiring Leases[1]

MARKETS	LEASED	NEGOTIATING/ ANTICIPATING	TARGETED FOR REDEVELOPMENT	REMAINING EXPIRING LEASES	TOTAL	ANNUAL RENTAL REVENUE (PER RSF)[2]
Greater Boston	193,612	96,978	–	211,793	502,383	$ 49.26
San Francisco	69,786	10,781	–	203,230[3]	283,797	44.26
New York City	13,101	–	–	25,224	38,325	N/A
San Diego	679	25,127	–	299,324[4]	325,130	28.80
Seattle	12,727	6,179	–	25,868	44,774	38.68
Maryland	31,367	29,498	–	103,386	164,251	18.19
Research Triangle	–	54,331	–	39,028	93,359	17.54
Canada	64,728	–	–	29,865	94,593	28.17
Non-cluster markets	–	–	–	59,096	59,096	29.39
Total	**386,000**	**222,894**	**–**	**996,814**	**1,605,708**	**$ 36.69**
Percentage of expiring RSF	24%	14%	–%	62%	100%	

1. Contractual lease expirations as of September 30, 2019. Leased and negotiating status as of November 15, 2019.
2. Represents annual rental revenue in effect as of September 30, 2019. Refer to definitions in the appendix.
3. Includes two leases aggregating 100,560 RSF at 630 and 650 Gateway Boulevard in our South San Francisco submarket that expire in 4Q20. We are considering options to renovate these buildings into Class A office/laboratory properties and will not be classifying them as redevelopments. As such, we expect these properties to remain in our pool of same properties.
4. Includes 119,546 RSF at 9363, 9373, and 9393 Towne Centre Drive in our University Town Center submarket, which is under evaluation for development and potential additional density at this site, subject to future market conditions.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Disciplined External Growth ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019 77

External Growth: Strategically Creating Value VALUE- ADDED Developments & Acquisitions Redevelopments • Development/redevelopment opportunities New, highly leased, creative, and innovative Class A properties • Near-term lease-up • Below-market rental rates ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

STRATEGIC VALUE- ADDED ACQUISITIONS ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

PURCHASE PRICE $526M DATE OF MID-DECEMBER PURCHASE 2019 OPERATING OCCUPANCY 82% OPERATING RSF 682K REDEVELOPMENT RSF 153K FUTURE DEVELOPMENT RSF 200K ARSENAL ON THE CHARLES | CAMBRIDGE/INNER SUBURBS | 1,035,000 RSF ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

PURCHASE PRICE $291M DATE OF MID-DECEMBER PURCHASE 2019 OPERATING OCCUPANCY 100% OPERATING RSF WITH VALUE-CREATION 478K POTENTIAL 3825-3875 FABIAN WAY | GREATER STANFORD | 478,000 RSF ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

PURCHASE PRICE $115M OWNERSHIP INTEREST 50% DATE OF PURCHASE 10/30/19 OPERATING OCCUPANCY 71% OPERATING RSF 598K REDEVELOPMENT RSF 720K SAN DIEGO TECHNOLOGY CENTER | SORRENTO MESA | 1,318,000 RSF ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

LAKE UNION CLUSTER ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

PURCHASE PRICE $143M DATE OF PURCHASE 2020 FUTURE DEVELOPMENT RSF 800K MERCER MEGA BLOCK | LAKE UNION | 800,000 RSF ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

701 DEXTER AVENUE NORTH | LAKE UNION | 217,000 RSF ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

PURCHASE PRICE $25M DATE OF PURCHASE 10/31/19 FUTURE DEVELOPMENT RSF 435K SHADY GROVE LIFE SCIENCE CLUSTER ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

VALUE- ADDED DEVELOPMENTS & REDEVELOPMENTS ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Development and Redevelopment Strategy DISCIPLINED OPERATIONAL STRATEGY FUNDING EXCELLENCE • Pipeline that provides external • Invest cash flows from operating • Disciplined underwriting growth visibility activities after dividends • Highly leased at delivery • Optionality to address demand from • Significant increase in EBITDA high-quality innovative entities provides capacity to debt-fund • On-time, on-budget delivery growth • Strong returns on total investment • Class A properties in AAA locations • Reinvest proceeds from select real • Experienced project management • Expanding an industry-leading estate sales and joint ventures tenant roster teams with proven success in generating value • Utilize long-term fixed-rate debt to • Targeting solid returns on total fund incremental projects on a investment leverage-neutral basis • Continue a disciplined approach to issuances of common stock ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Successful Ground-Up Development of New Class A Properties Leased to High-Quality Tenants Facebook, Inc. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Strong Execution LEASED AT DELIVERY 8.5M RSF Commenced Since January 20091 As of September 30, 2019. 1. Includes developments commenced since January 2009. Excludes projects in process that have not yet delivered. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019 91%

GREATER BOSTON REGION ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

GREATER BOSTON Key 2020 and Intermediate Value-Creation Pipeline Projects 325 BINNEY STREET | CAMBRIDGE | 208,965 RSF ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

GREATER BOSTON Key 2020 and Intermediate Value-Creation Pipeline Projects SEAPORT INNOVATION DISTRICT CLUSTER ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

GREATER BOSTON Key 2020 and Intermediate Value-Creation Pipeline Projects 15 NECCO STREET | SEAPORT INNOVATION DISTRICT | 293,000 RSF ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

GREATER BOSTON Key 2020 and Intermediate Value-Creation Pipeline Projects 99 A STREET | SEAPORT INNOVATION DISTRICT | 235,000 RSF ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

GREATER BOSTON Key 2020 and Intermediate Value-Creation Pipeline Projects 215 PRESIDENTIAL WAY | ROUTE 128 | 112,000 RSF ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

SAN FRANCISCO REGION ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

SAN FRANCISCO Key 2020 and Intermediate Value-Creation Pipeline Projects 201 HASKINS WAY | SOUTH SAN FRANCISCO | 315,000 RSF ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

SAN FRANCISCO Key 2020 and Intermediate Value-Creation Pipeline Projects ALEXANDRIA DISTRICT FOR SCIENCE AND TECHNOLOGY | GREATER STANFORD | 526,178 RSF ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

SAN FRANCISCO Key 2020 and Intermediate Value-Creation Pipeline Projects 3160 PORTER DRIVE | GREATER STANFORD | 92,147 RSF ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

SAN FRANCISCO Key 2020 and Intermediate Value-Creation Pipeline Projects 88 BLUXOME STREET | MISSION BAY/SOMA | 1,070,925 RSF ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

SAN FRANCISCO Key 2020 and Intermediate Value-Creation Pipeline Projects 505 BRANNAN STREET, PHASE II | MISSION BAY/SOMA | 165,000 RSF ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

SAN FRANCISCO Key 2020 and Intermediate Value-Creation Pipeline Projects 751 GATEWAY BOULEVARD | SOUTH SAN FRANCISCO | 215,000 RSF ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

SAN FRANCISCO Key 2020 and Intermediate Value-Creation Pipeline Projects 960 INDUSTRIAL ROAD | GREATER STANFORD | 587,000 RSF ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

NEW YORK CITY REGION ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

NEW YORK CITY Key 2020 and Intermediate Value-Creation Pipeline Projects ALEXANDRIA CENTER® – LONG ISLAND CITY | NEW YORK CITY | 176,759 RSF ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

NEW YORK CITY Key 2020 and Intermediate Value-Creation Pipeline Projects ALEXANDRIA CENTER® FOR LIFE SCIENCE – NYC | NEW YORK CITY | 550,000 RSF ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

NEW YORK CITY Key 2020 and Intermediate Value-Creation Pipeline Projects 47-50 30TH STREET | NEW YORK CITY | 135,938 RSF ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

SAN DIEGO REGION ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

SAN DIEGO Key 2020 and Intermediate Value-Creation Pipeline Projects 3115 MERRYFIELD ROW | TORREY PINES | 125,000 RSF ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

SAN DIEGO Key 2020 and Intermediate Value-Creation Pipeline Projects CAMPUS POINTE BY ALEXANDRIA | UNIVERSITY TOWN CENTER | 389,102 RSF ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

SAN DIEGO Key 2020 and Intermediate Value-Creation Pipeline Projects TOWNSGATE BY ALEXANDRIA | DEL MAR HEIGHTS | 185,000 RSF ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

SEATTLE REGION ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

SEATTLE Key 2020 and Intermediate Value-Creation Pipeline Projects 188 EAST BLAINE STREET | LAKE UNION | 198,000 RSF ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

SEATTLE Key 2020 and Intermediate Value-Creation Pipeline Projects 1165 EASTLAKE AVENUE EAST | LAKE UNION | 100,086 RSF ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

SEATTLE Key 2020 and Intermediate Value-Creation Pipeline Projects 1150 EASTLAKE AVENUE EAST | LAKE UNION | 260,000 RSF ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

MARYLAND REGION ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

MARYLAND Key 2020 and Intermediate Value-Creation Pipeline Projects 9800 MEDICAL CENTER DRIVE | ROCKVILLE | 176,832 RSF ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

MARYLAND Key 2020 and Intermediate Value-Creation Pipeline Projects 9950 MEDICAL CENTER DRIVE | ROCKVILLE | 84,264 RSF ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

RESEARCH TRIANGLE REGION ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

RESEARCH TRIANGLE Key 2020 and Intermediate Value-Creation Pipeline Projects ALEXANDRIA CENTER® FOR AGTECH, PHASE II | RESEARCH TRIANGLE | 160,000 RSF ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

RESEARCH TRIANGLE Key 2020 and Intermediate Value-Creation Pipeline Projects 8 DAVIS DRIVE | RESEARCH TRIANGLE | 150,000 RSF ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Strong and Flexible Balance Sheet ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019 123

Alexandria’s Financial Strategy Prudent Management of Balance Sheet and Baa1 Continuous Improvement in Credit Profile STABLE Improve CREDIT PROFILE and LONG-TERM COST OF CAPITAL Maintain SOLID CREDIT METRICS Maintain significant balance sheet LIQUIDITY BBB+ Maintain prudent LADDERING OF DEBT MATURITIES STABLE Maintain proven access to DIVERSE SOURCES OF CAPITAL Maintain commitment to LONG-TERM CAPITAL to fund growth ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria's Long-Term Commitment to Credit Enhancements



RATING
S&P/Moody's
A- / A3
BBB+ / Baa1
BBB / Baa2
BBB- / Baa3
INITIAL RATINGS
S&P/Moody's
BBB- / Baa2
FEB 2012
Debut Investment-Grade Bond Deal
JULY 2014
First 15-Year REIT Deal
UPGRADE
S&P
BBB- to
BBB
FEB 2017
UPGRADE
Moody's
Baa2 to
Baa1
SEPT 2018
UPGRADE
S&P
BBB to
BBB+
FEB 2019
MAR 2019
First ARE 30-Year Bond
DEC 2019
Very Limited Outstanding Bank and Variable-Rate Debt
S&P/Moody's
A- / A3
NEAR-TERM GOAL
2012
2013-2016
2017
2018
2019
NEAR-TERM GOAL

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Alexandria’s Commitment to Enhance Credit Profile Our Credit Spread Trending Toward A3 170 160 150 140 Baa1 - Spread 130 G 120 ARE 110 A3 100 1/1/19 2/1/19 3/1/19 4/1/19 5/1/19 6/1/19 7/1/19 8/1/19 9/1/19 9/30/19 A3 ARE Baa1 G-SPREAD 2019 TREND: ARE VERSUS BAA1 AND A3 REIT BONDS Source: Bloomberg. ARE includes ARE 3.95% bond with a 1/15/27 maturity, ARE 3.95% bond with a 1/15/28 maturity, and ARE 4.5% bond with a 7/30/29 maturity. Baa1 includes the average G-Spread of Baa1 rated equity REIT bond issuances with maturities ranging from 7 to 10 years. The Baa1 average comprises 41 securities and 22 issuers. A3 includes the average G-Spread of A3 rated equity REIT bond issuances with maturities ranging from 7 to 10 years. The A3 average comprises 29 securities and 11 issuers. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Strong and Flexible Balance Sheet Weighted-Average Liquidity1 Debt Maturity1 10.7years $3.5B Net Debt and Preferred Stock Fixed-Charge to Adjusted EBITDA2 Coverage Ratio2 ≤5.3x >4.0x 1. As of September 30, 2019. 2. Represents our 4Q19 annualized guidance range for net debt and preferred stock to Adjusted EBITDA and fixed-charge coverage ratio disclosed on October 28, 2019. Refer to appendix. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Conservative Financial Strategy Leverage on Track to Be ≤5.3x 7.1x 6.4x ≤5.3x 6.2x 6.2x 6.3x 5.6x 5.7x 4.9x HIW ARE¹ KRC HPP VTR PEAK BXP DEI PGRE Alexandria Other REITs NET DEBT AND PREFERRED STOCK TO ADJUSTED EBITDA2 — 3Q19 ANNUALIZED 1. Represents our 4Q19 annualized guidance range for net debt and preferred stock to Adjusted EBITDA disclosed on October 28, 2019. 3Q19 annualized net debt and preferred stock to Adjusted EBITDA was 5.8x. 2. Refer to our calculation of our Adjusted EBITDA in the appendix. Net debt and preferred stock to Adjusted EBITDA for other REITs are calculated from each company’s SEC filings. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Disciplined Management of Value-Creation Pipeline Value-Creation Pipeline as a Percentage of Gross Investments in Real Estate ACTIVE CONSTRUCTION INCOME-PRODUCING/ PROJECTS POTENTIAL CASH FLOWS/ LAND With Initial Delivery in 2019 Through 2020 COVERED LAND PLAY1 5% 5% 2% 67% LEASED As of September 30, 2019, except percentage leased, which is as of November 15, 2019. 1. Future value-creation opportunities: adjacent to operating campuses and operating properties generating a return. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Prudent Laddering of Debt Maturities at Beginning of 2019 Weighted-Average Remaining Term of 5.9 Years ($ in Millions) $1,800 $1,600 $1,400 $1,200 $1,000 $800 $600 $400 $200 $0 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Strategic 2019 Debt Issuances/Refinancings Opportunistic Refinancings Extend Weighted-Average Maturity by 5 Years 2 1 Term Amount Rate (in Years) BONDS $2.7B ISSUED 3.8% 17.4 SECURED NOTES AND UNSECURED LOANS $2.0B REFINANCED3 3.9% 2.7 1. Represents the weighted-average interest rate as of September 30, 2019, including amortization of loan fees, amortization of debt premiums (discounts), and other bank fees. 2. The weighted-average years of issued bonds is calculated to show the weighted-average term of each issuance. The weighted-average years of the refinanced debt is calculated to show the weighted-average remaining term as of the repayment date of each repayment. 3. We refinanced $1.0 billion of bonds with a weighted-average rate of 4.0% and repaid $1.0 billion of secured notes and unsecured senior bank term loans with a weighted-average rate of 3.9%. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Prudent Laddering of Debt Maturities September 30, 2019 ($ in Millions) Weighted-Average $1,800 Remaining Term (in Years) $1,600 $1,400 $1,177 10.7 $1,200 $1,000 No maturities $750 $800 $678 $700 $700 until 2023 $605 $600 $600 $425 $450 $350 $400 $300 $200 $0 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2049 2050 Secured notes payable Unsecured senior notes payable — green bonds $2.2 billion unsecured senior line of credit Unsecured senior notes payable ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Weighted-Average Remaining Term DEBT LEASES 10.7 > 8.3 YEARS YEARS As of September 30, 2019. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Limited Exposure to LIBOR Transition Minimal Variable-Rate Debt 4Q19 PROJECTED Unsecured Senior Line of Credit/Commercial Paper Minimal Unsecured Senior Term Loan None Secured Construction Loans Minimal ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Commitment to Long-Term Capital to Fund Growth Disciplined and Thoughtful Funding Strategy With Attractive Returns on Investment Invest CASH FLOWS FROM SIGNIFICANT INCREASE Reinvest proceeds from OPERATING ACTIVITIES IN EBITDA provides capacity STRATEGIC REAL ESTATE after dividends to debt-fund growth SALES AND JOINT VENTURES Continue a Utilize LONG-TERM DISCIPLINED APPROACH FIXED-RATE DEBT on a to issuances of leverage-neutral basis COMMON STOCK ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Disciplined Funding Strategy Increasing Cash Flows From Operating Activities After Dividends Available for Reinvestment at Attractive Yields $220 $120 83% 2013 2020 Projected¹ NET CASH PROVIDED BY OPERATING ACTIVITIES AFTER DIVIDENDS2 1. Represents the midpoint of our 2020 guidance range for net cash provided by operating activities after dividends disclosed on December 3, 2019. 2. Refer to definitions in the appendix. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria's Disciplined Approach to Funding Growth at Attractive Rates

Illustration of Embedded EBITDA Growth to Debt-Fund Construction on a Leverage-Neutral Basis

$2.0B	x	6.7%	x	5.2x	=	$700M
CIP[1]		YIELD[1,2]		4Q20 LEVERAGE[3]		POTENTIAL FUTURE DEBT FUNDING ON A LEVERAGE-NEUTRAL BASIS

1. As of September 30, 2019.
2. Represents unlevered initial stabilized yield related to projects undergoing construction with initial occupancy targeted for 2019 and 2020.
3. Represents target net debt and preferred stock to Adjusted EBITDA for 4Q20 annualized.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Commitment to Permanent Long-Term Funding Minimal Outstanding on Unsecured Senior Line of Credit ($ in Millions) $2,200¹ $2,200¹ $1,650¹ SIGNIFICANT AVAILABILITY $208 <$200 $50 MINIMAL OUTSTANDING 12/31/17 12/31/18 12/31/19 Projected² Remaining amounts available for borrowing under Outstanding balance under our unsecured senior our unsecured senior line of credit line of credit and commercial paper program 1. Represents the total capacity of our unsecured senior line of credit before any borrowings. 2. Represents our 2019 guidance range for projected balance outstanding on unsecured senior line of credit as of December 31, 2019, disclosed on October 28, 2019. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Disciplined and Thoughtful Approach to Funding Growth at Attractive Returns Five-Year Average 2015–20191 ($ in Millions) 2 Net Cash Provided by Operating Activities After Dividends $170 3 Long-Term Debt (Significant Growth in EBITDA) $700 Asset Sales (Including Joint Ventures) $400 Common Stock 46% 1. Represents five-year average from 2015 to 2019, including the 4Q19 projected results. 2. Represents net cash provided by operating activities after dividends and distributions to noncontrolling interests. Refer to definitions in the appendix. 3. Represents the annual average increase in debt to fund growth on a leverage-neutral basis through growth in EBITDA. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s New Commercial Paper (CP) Program Disciplined Strategy for Funding Growth With Long-Term Debt • CP program ($750M) is fully backstopped by and is modest relative to our unsecured senior line of credit ($2.2B). • CP is expected to replace line of credit borrowing and will primarily be used to fund short-term working capital needs in between capital market transactions. • Minimal outstanding balance is expected under line of credit and CP program as of the end of each year. • An average line of credit balance of $100M over the last 3 years shows our commitment to funding growth with long-term debt. • CP pricing today saves roughly 50+ bps compared to our line of credit. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

2020 Guidance ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019 141

Alexandria’s 2020 Investment Thesis Disciplined Strategy and Operational Excellence Drive High-Quality Results DISCIPLINED HIGH- STRATEGY QUALITY PER-SHARE GROWTH OPERATIONAL FFO EXCELLENCE NAV Dividends ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s 2020 Investment Thesis Best-in-Class, Mission-Driven S&P 500 REIT STRATEGY & OPERATIONAL EXCELLENCE STRONG DEMAND FOR UNIQUE UNDERWRITING EXPERTISE SEASONED MANAGEMENT TEAM ALEXANDRIA’S CLASS A PROPERTIES that enables the selection and with deep industry expertise, in AAA urban innovation clusters diversification of high-quality tenants experience, and relationships DISCIPLINED ALLOCATION SOLID INTERNAL GROWTH: DISCIPLINED EXTERNAL GROWTH OF CAPITAL and same property net operating income through development and PRUDENT MANAGEMENT and rental rate growth redevelopment and opportunistic OF BALANCE SHEET to land and property acquisitions lower our long-term cost of capital ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s 2020 Guidance for Earnings Per Share and Funds From Operations Per Share1 EARNINGS PER SHARE2 $2.27 $2.17 to $2.37 Midpoint FUNDS FROM OPERATIONS PER SHARE2 $7.38 $7.28 to $7.48 Midpoint See detailed reconciliation in the appendix. 1. Attributable to Alexandria’s common stockholders – diluted. 2. Excludes future unrealized gains or losses after September 30, 2019, that are required to be recognized in earnings and are excluded from funds from operations per share, as adjusted. Our guidance range for funds from operations per share – diluted, of 20 cents per share represents +/-1.4% of the midpoint of the range of $7.38. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Strong Funds From Operations Per-Share Growth Consistent Execution and Growth 1 +6% +5% +10% $7.38 $6.96 +9% $6.60 +5% +9% $6.02 +9% $5.51 $5.25 68% $4.80 FUNDS FROM OPERATIONS PER-SHARE GROWTH SINCE 20131 2014 2015 2016 2017 2018 2019 2020 Projected² Projected³ FUNDS FROM OPERATIONS PER SHARE4 1. Growth based upon funds from operations per share – diluted, as adjusted, of $4.40 for the year ended December 31, 2013, and the midpoint of our 2020 guidance range of $7.38 disclosed on December 3, 2019. 2. Represents the midpoint of our 2019 guidance range of funds from operations per share – diluted, as adjusted, of $6.95 to $6.97 disclosed on October 28, 2019. 3. Represents the midpoint of our 2020 guidance range of funds from operations per share – diluted, as adjusted, of $7.28 to $7.48 disclosed on December 3, 2019. See detailed reconciliation in the appendix. 4. Represents growth in funds from operations attributable to Alexandria’s common stockholders per share – diluted, as adjusted. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Consistent Execution and Growth $1.75 $1.71 $1.73 $1.66 $1.68 $1.62 $1.64 $1.53 $1.48 $1.50 $1.51 $1.39 $1.42 $1.33 $1.33 $1.34 $1.36 $1.28 $1.31 $1.21 $1.23 $1.16 $1.17 $1.19 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 FUNDS FROM OPERATIONS PER SHARE1 1. Represents funds from operations per share attributable to Alexandria’s common stockholders – diluted, as adjusted. Refer to appendix. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Strong Growth in Net Asset Value Per Share $147 $138 $126 $110 $100 $87 107% $71 2013 2014 2015 2016 2017 2018 3Q19 NET ASSET VALUE PER SHARE1 1. Sources: Based on average net asset value per share estimates at the end of each period presented from Bank of America Merrill Lynch, Barclays Capital Inc., Citigroup Global Markets Inc., Evercore ISI, Green Street Advisors, Inc., and J.P. Morgan Securities LLC. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Continued Strong Same Property Cash Net Operating Income Growth Consistent Outperformance of Other Real Estate Asset Types 2020 PROJECTED SAME PROPERTY NET OPERATING INCOME GROWTH BY REIT ASSET TYPE1 (CASH BASIS) 6.0% 4.8% 3.6% 3.3% 2.6% 2.0% 1.7% 1.3% 1.0% ARE² Industrial Of fice Apartment Strip Center Health Care Student Housing Mall Self Storage 2020 GUIDANCE RANGES FOR SAME PROPERTY NET OPERATING INCOME GROWTH 1.5% to 3.5% 5.0% to 7.0% (CASH BASIS) 1. Source: Green Street Advisors for each asset type except ARE. 2. Represents the midpoint of our 2020 guidance range for same property cash net operating income growth disclosed on December 3, 2019. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Continued Strong Rental Rate Growth RENTAL RATE GROWTH1 RENTAL RATE GROWTH1 (CASH BASIS) 29.5% 29.5% 25.1% 24.1% 15.5% 15.5% 14.1% 12.7% 2017 2018 2019 2020 2017 2018 2019 2020 Projected² Projected³ Projected² Projected³ 2020 GUIDANCE RANGES FOR RENTAL RATE GROWTH1 28.0% to 31.0% 14.0% to 17.0% (CASH BASIS) 1. Rental rate growth for renewed and re-leased space. 2. Represents the midpoint of our 2019 guidance range for rental rate growth disclosed on October 28, 2019. 3. Represents the midpoint of our 2020 guidance range for rental rate growth disclosed on December 3, 2019. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Strong Occupancy Versus Other Real Estate Asset Types 2020 PROJECTED OCCUPANCY PERCENTAGE BY REIT ASSET TYPE1 97.0% 95.0% 92.9% 92.4% 90.9% ARE² Apartment Strip Center Mall Office GUIDANCE RANGE FOR OCCUPANCY PERCENTAGE AS OF DECEMBER 31, 2020 96.7% to 97.3% 1. Source: Green Street Advisors for each asset type except ARE. 2. Represents the midpoint of our 2020 guidance range for occupancy percentage of operating properties in North America disclosed on December 3, 2019. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Efficient Execution of Unique Business Strategy 69% ADJUSTED EBITDA MARGIN 64% 60% 60% 59% 58% 58% 57% 57% 56% 55% 55% 54% 53% 53% 52% 47% 46% 46% 40% ARE DEI HIW CUZ KRC BXP DEA EQC OPI CIO CXP PGRE HPP BDN SLG PDM FSP ES RT OFC CMCT GENERAL AND ADMINISTRATIVE EXPENSES AS A PERCENTAGE OF NET OPERATING INCOME 41.0% 9% to 11% 17.8% 13.9% 14.2% 15.3% 15.5% 11.3% 12.8% 13.2% 9.1% 9.5% 9.6% 9.7% 10.1% 11.1% 5.8% 6.0% 7.7% 8.4% OPI DEI BXP CUZ HIW OFC BDN CMCT ARE¹ FSP PDM CIO SLG DEA PGRE HPP KRC ESRT CXP EQC Alexandria Office REITs2 $121 to $126 2020 GUIDANCE RANGE FOR GENERAL AND ADMINISTRATIVE EXPENSES ($ in Millions) All metrics are for YTD 3Q19, except as noted in footnote 1. Refer to definitions in the appendix. 1. Represents our 2020 guidance range for general and administrative expenses as a percentage of net operating income disclosed on December 3, 2019. 2. Sources: Data based on S&P Global Market Intelligence and SEC filings for YTD 3Q19. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s 2020 Guidance for Straight-Line Rent Revenue and Interest Expense ($ in Millions) STRAIGHT-LINE RENT REVENUE1 $113 to $123 INTEREST EXPENSE1 CAPITALIZED INTEREST INTEREST EXPENSE $108 to $118 $169 to $179 1. Represents our 2020 guidance ranges for straight-line rent revenue and interest expense disclosed on December 3, 2019. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Venture Investments REALIZED GAINS1 ($ in Millions) $14 Key Drivers of Realized Gains $10 $11 $10 IPOs 4Q18 1Q19 2Q19 3Q19 REALIZED GAINS REPRESENT M&A Events 4% OF FUNDS FROM OPERATIONS PER SHARE – DILUTED, AS ADJUSTED2 1. Represents realized gains included in funds from operations per share – diluted, as adjusted. Refer to the appendix for additional information. 2. Represents realized investment gains in funds from operations – diluted, as adjusted, net of expenses associated with investments, including general and administrative expenses and relative cost of capital associated with our venture investments, as a percentage of funds from operations – diluted, as adjusted, for YTD 3Q19. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Continued Disciplined Funding 2020 Guidance for Key Sources and Uses of Capital ($ in Millions) Midpoint of 2020 Guidance Range1 Net cash provided by operating activities after dividends $ 220 Incremental debt 690 2019 debt capital proceeds held in cash 190 Real estate dispositions, partial interest sales, and common equity 1,450 Total Sources of Capital $ 2,550 Construction of Class A properties $ 1,600 Acquisitions 950 Total Uses of Capital $ 2,550 1. Represents the midpoints of our 2020 guidance ranges for key sources and uses of capital disclosed on December 3, 2019. Refer to our 2020 guidance ranges in the appendix. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s 2020 Cash Flows After Dividends Growth in Funding Available for Reinvestment at Attractive Yields $220 $120 83% 2013 2020 Projected¹ NET CASH PROVIDED BY OPERATING ACTIVITIES AFTER DIVIDENDS2 1. Represents the midpoint of our 2020 guidance range for net cash provided by operating activities after dividends disclosed on December 3, 2019. 2. Refer to definitions in the appendix. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Common Stock Dividends Are Supported by Growth $3.97 $3.73 $3.45 $3.23 $3.05 $2.88 $2.61 52% ANNUAL COMMON STOCK DIVIDENDS1 2013 2014 2015 2016 2017 2018 2019 DIVIDEND PAYOUT RATIO2 60% 60% 58% 60% 59% 58% 57% 1. Represents the sum of quarterly dividends declared during each calendar year, except for 2019, which represents YTD 3Q19 plus 4Q19 dividends based on 3Q19 dividends declared. 2. The 2013–2018 amounts represent the dividend payout ratios for the respective calendar year, and the 2019 amount represents the dividend payout ratio for YTD 3Q19 annualized. Refer to definitions in the appendix. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria's Disciplined Approach to Funding Growth at Attractive Rates

Illustration of Embedded EBITDA Growth to Debt-Fund Construction on a Leverage-Neutral Basis

$2.0B CIP[1] x **6.7%** YIELD[1,2] x **5.2x** 4Q20 LEVERAGE[3] = **$700M** POTENTIAL FUTURE DEBT FUNDING ON A LEVERAGE-NEUTRAL BASIS

1. As of September 30, 2019.
2. Represents unlevered initial stabilized yield related to projects undergoing construction with initial occupancy targeted for 2019 and 2020.
3. Represents target net debt and preferred stock to Adjusted EBITDA for 4Q20 annualized.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Projected Deliveries Provide Significant External Growth ($ in Millions) 2020 PROJECTED CONSTRUCTION SPENDING Active or committed projects1 $ 1,000 Future projects2 600 Midpoint of 2020 projected construction spending $ 1,600 1. Includes generic laboratory infrastructure/building improvements and non-revenue-enhancing capital expenditures and tenant improvements. 2. Represents projected 2020 spending for future value-creation projects, which are not leased and have not commenced vertical construction. We generally will not commence new development projects for aboveground construction of new Class A properties without first securing significant pre-leasing for such space, except when there is solid market demand for high-quality Class A properties. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s 2020 Guidance Solid and Continued Improvement in Credit Metrics NET DEBT AND PREFERRED STOCK TO ADJUSTED EBITDA1 FIXED-CHARGE COVERAGE RATIO1 ≤5.3x ≤5.2x >4.5x ≤5.0x >4.0x 4Q19 4Q20 Goal 4Q19 4Q20 Projected² Projected³ Projected² Projected³ 1. Quarters annualized. Goal for net debt and preferred stock to Adjusted EBITDA represents 4Q annualized. 2. Represents the midpoint of our 4Q19 annualized guidance range for net debt and preferred stock to Adjusted EBITDA and of our 4Q19 annualized guidance range for fixed-charge coverage ratio disclosed on October 28, 2019. 3. Represents the midpoint of our 4Q20 annualized guidance range for net debt and preferred stock to Adjusted EBITDA and of our 4Q20 annualized guidance range for fixed-charge coverage ratio disclosed on December 3, 2019. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Alexandria’s Commitment to Permanent Long-Term Funding Minimal Outstanding on Unsecured Senior Line of Credit ($ in Millions) $2,2001 $2,2001 $2,2001 $1,6501 SIGNIFICANT AVAILABILITY $208 <$200 <$200 $50 MINIMAL OUTSTANDING 12/31/17 12/31/18 12/31/19 12/31/20 Projected² Projected³ Remaining amounts available for borrowing under Outstanding balance under our unsecured senior our unsecured senior line of credit line of credit and commercial paper program 1. Represents the total capacity of our unsecured senior line of credit before any borrowings. 2. Represents our 2019 guidance range for projected balance outstanding on unsecured senior line of credit disclosed on October 28, 2019. 3. Represents our 2020 guidance range for projected balance outstanding on unsecured senior line of credit disclosed on December 3, 2019. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019

Appendix ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019 161

Appendix: Definitions and Non-GAAP Reconciliations Adjusted EBITDA and We use Adjusted EBITDA as a supplemental performance measure of our operations, for financial and operational decision-making, and as a supplemental means of evaluating period-to-period comparisons on a consistent basis. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation, and amortization (“EBITDA”), excluding Adjusted EBITDA margin stock compensation expense, gains or losses on early extinguishment of debt, gains or losses on sales of real estate, and impairments of real estate. Adjusted EBITDA also excludes unrealized gains or losses and significant realized gains and impairments that result from our non-real estate investments. These non-real estate investment amounts are classified in our consolidated statements of operations outside of revenues. We believe Adjusted EBITDA provides investors with relevant and useful information as it allows investors to evaluate the operating performance of our business activities without having to account for differences recognized because of real estate and non-real estate investment and disposition decisions, financing decisions, capital structure, capital market transactions, and variances resulting from the volatility of market conditions outside of our control. For example, we exclude gains or losses on the early extinguishment of debt to allow investors to measure our performance independent of our indebtedness and capital structure. We believe that adjusting for the effects of impairments and gains or losses on sales of real estate, and significant impairments and significant gains on the sale of non-real estate investments allows investors to evaluate performance from period to period on a consistent basis without having to account for differences recognized because of real estate and non-real estate investment and disposition decisions. We believe that excluding charges related to stock compensation and unrealized gains or losses facilitates for investors a comparison of our business activities across periods without the volatility resulting from market forces outside of our control. Adjusted EBITDA has limitations as a measure of our performance. Adjusted EBITDA does not reflect our historical expenditures or future requirements for capital expenditures or contractual commitments. While Adjusted EBITDA is a relevant measure of performance, it does not represent net income (loss) or cash flows from operations calculated and presented in accordance with GAAP, and it should not be considered as an alternative to those indicators in evaluating performance or liquidity. Our calculation of Adjusted EBITDA margin divides Adjusted EBITDA by our revenues, as adjusted. We believe that revenues, as adjusted, provides a denominator for Adjusted EBITDA margin that is calculated on a basis more consistent with that of the Adjusted EBITDA numerator. Specifically, revenues, as adjusted, includes the same realized gains on, and impairments of, non-real estate investments that are included in the reconciliation of Adjusted EBITDA. We believe that the consistent application of results from our non-real estate investments to both the numerator and denominator of Adjusted EBITDA margin provides a more useful calculation for the comparison across periods. Annual rental revenue Annual rental revenue represents the annualized fixed base rental amount, in effect as of the end of the period, related to our operating RSF. Annual rental revenue is presented using 100% of the annual rental revenue of our consolidated properties and our share of annual rental revenue for our unconsolidated real estate joint ventures. Annual rental revenue per RSF is computed by dividing annual rental revenue by the sum of 100% of the RSF of our consolidated properties and our share of the RSF of properties held in unconsolidated real estate joint ventures. As of September 30, 2019, approximately 97% of our leases (on an RSF basis) were triple net leases, which require tenants to pay substantially all real estate taxes, insurance, utilities, repairs and maintenance, common area expenses, and other operating expenses (including increases thereto) in addition to base rent. Annual rental revenue excludes these operating expenses recovered from our tenants. Amounts recovered from our tenants related to these operating expenses, along with base rent, are classified in income from rentals in our consolidated statements of operations. Class A properties and Class A properties are properties clustered in AAA locations that provide innovative tenants with highly dynamic and collaborative environments that enhance their ability to successfully recruit and retain world-class talent and inspire productivity, efficiency, creativity, and success. Class A properties generally command higher annual rental rates AAA locations than other classes of similar properties. AAA locations are in close proximity to concentrations of specialized skills, knowledge, institutions, and related businesses. Such locations are generally characterized by high barriers to entry for new landlords, high barriers to exit for tenants, and a limited supply of available space. Dividend payout ratio Dividend payout ratio (common stock) is the ratio of the absolute dollar amount of dividends on our common stock (shares of common stock outstanding on the respective (common stock) record dates multiplied by the related dividend per share) to funds from operations attributable to Alexandria’s common stockholders – diluted, as adjusted. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019 162

Appendix: Definitions and Non-GAAP Reconciliations Fixed-charge Fixed-charge coverage ratio is a non-GAAP financial measure representing the ratio of Adjusted EBITDA to fixed charges. We believe this ratio is useful to investors as a supplemental measure of our ability to satisfy fixed financing obligations and preferred stock dividends. Cash interest is equal to interest expense calculated in accordance with coverage ratio GAAP plus capitalized interest, less amortization of loan fees and debt premiums (discounts). Funds from operations GAAP-basis accounting for real estate assets utilizes historical cost accounting and assumes that real estate values diminish over time. In an effort to overcome the difference between real estate values and historical cost accounting for real estate assets, the Nareit Board of Governors established funds from operations as an improved measurement and funds from operations, tool. Since its introduction, funds from operations has become a widely used non-GAAP financial measure among equity REITs. We believe that funds from operations is helpful as adjusted, attributable to investors as an additional measure of the performance of an equity REIT. Moreover, we believe that funds from operations, as adjusted, allows investors to compare our to Alexandria’s common performance to the performance of other real estate companies on a consistent basis, without having to account for differences recognized because of real estate investment and disposition decisions, financing decisions, capital structure, capital market transactions, and variances resulting from the volatility of market conditions outside of our stockholders control. On January 1, 2019, we adopted standards established by the Nareit Board of Governors in its November 2018 White Paper (the “Nareit White Paper”) on a prospective basis. The Nareit White Paper defines funds from operations as net income (computed in accordance with GAAP), excluding gains or losses on sales of real estate, and impairments of real estate, plus real estate-related depreciation and amortization, and after adjustments for our share of consolidated and unconsolidated partnerships and real estate joint ventures. Impairments represent the write-down of assets when fair value over the recoverability period is less than the carrying value due to changes in general market conditions and do not necessarily reflect the operating performance of the properties during the corresponding period. We compute funds from operations, as adjusted, as funds from operations calculated in accordance with the Nareit White Paper, excluding significant gains, losses, and impairments realized on non-real estate investments, unrealized gains or losses on non-real estate investments, gains or losses on early extinguishment of debt, gains or losses on early termination of interest rate hedge agreements, preferred stock redemption charges, deal costs, and the amount of such items that is allocable to our unvested restricted stock awards. Neither funds from operations nor funds from operations, as adjusted, should be considered as alternatives to net income (determined in accordance with GAAP) as indications of financial performance, or to cash flows from operating activities (determined in accordance with GAAP) as measures of liquidity, nor are they indicative of the availability of funds for our cash needs, including our ability to make distributions. Initial stabilized yield Initial stabilized yield is calculated as the estimated amounts of net operating income at stabilization divided by our investment in the property. Our initial stabilized yield excludes the benefit of leverage. Our cash rents related to our value-creation projects are generally expected to increase over time due to contractual annual rent escalations. (unlevered) Our estimates for initial stabilized yields, initial stabilized yields (cash basis), and total costs at completion represent our initial estimates at the commencement of the project. We expect to update this information upon completion of the project, or sooner if there are significant changes to the expected project yields or costs. • Initial stabilized yield reflects rental income, including contractual rent escalations and any rent concessions over the term(s) of the lease(s), calculated on a straight-line basis. • Initial stabilized yield (cash basis) reflects cash rents at the stabilization date after initial rental concessions, if any, have elapsed and our total cash investment in the property. Investment-grade or Investment-grade or publicly traded large cap tenants represent tenants that are investment-grade rated or publicly traded companies with an average daily market publicly traded large capitalization greater than $10 billion for the twelve months ended September 30, 2019, as reported by Bloomberg Professional Services. In addition, we monitor the credit quality and related material changes of our tenants. Material changes that cause a tenant’s market capitalization to decline below $10 billion, which are not immediately cap tenants reflected in the twelve-month average, may result in their exclusion from this measure. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019 163

Appendix: Definitions and Non-GAAP Reconciliations Net cash provided by Net cash provided by operating activities after dividends includes the deduction for distributions to noncontrolling interests. For purposes of this calculation, changes in operating activities operating assets and liabilities are excluded as they represent timing differences. after dividends Net debt to Adjusted Net debt to Adjusted EBITDA and net debt and preferred stock to Adjusted EBITDA are non-GAAP financial measures that we believe are useful to investors as supplemental EBITDA and net debt measures in evaluating our balance sheet leverage. Net debt is equal to the sum of total consolidated debt less cash, cash equivalents, and restricted cash. Net debt and preferred stock is equal to the sum of net debt, as discussed above, plus preferred stock outstanding as of the end of the period. Refer to the definition of Adjusted EBITDA and and preferred stock Adjusted EBITDA margin for further information on the calculation of Adjusted EBITDA. to Adjusted EBITDA Net operating income Net operating income is a non-GAAP financial measure calculated as net income, the most directly comparable financial measure calculated and presented in accordance with and net operating GAAP, excluding equity in the earnings of our unconsolidated real estate joint ventures, general and administrative expenses, interest expense, depreciation and amortization, impairments of real estate, gains or losses on early extinguishment of debt, gains or losses on sales of real estate, and investment income or loss. We believe net operating income (cash basis) income provides useful information to investors regarding our financial condition and results of operations because it primarily reflects those income and expense items that are incurred at the property level. Therefore, we believe net operating income is a useful measure for investors to evaluate the operating performance of our consolidated real estate assets. Net operating income on a cash basis is net operating income adjusted to exclude the effect of straight-line rent and amortization of acquired above- and below-market lease revenue adjustments required by GAAP. We believe that net operating income on a cash basis is helpful to investors as an additional measure of operating performance because it eliminates straight-line rent revenue and the amortization of acquired above- and below-market leases. Furthermore, we believe net operating income is useful to investors as a performance measure for our consolidated properties because, when compared across periods, net operating income reflects trends in occupancy rates, rental rates, and operating costs, which provide a perspective not immediately apparent from net income or loss. Net operating income can be used to measure the initial stabilized yields of our properties by calculating net operating income generated by a property divided by our investment in the property. Net operating income excludes certain components from net income in order to provide results that are more closely related to the results of operations of our properties. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level rather than at the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort comparability of operating performance at the property level. Impairments of real estate have been excluded in deriving net operating income because we do not consider impairments of real estate to be property- level operating expenses. Impairments of real estate relate to changes in the values of our assets and do not reflect the current operating performance with respect to related revenues or expenses. Our impairments of real estate represent the write-down in the value of the assets to the estimated fair value less cost to sell. These impairments result from investing decisions or a deterioration in market conditions. We also exclude realized and unrealized investment income or loss, which results from investment decisions that occur at the corporate level related to non-real estate investments in publicly traded companies and certain privately held entities. Therefore, we do not consider these activities to be an indication of operating performance of our real estate assets at the property level. Our calculation of net operating income also excludes charges incurred from changes in certain financing decisions, such as losses on early extinguishment of debt, as these charges often relate to corporate strategy. Property operating expenses included in determining net operating income primarily consist of costs that are related to our operating properties, such as utilities, repairs, and maintenance; rental expense related to ground leases; contracted services, such as janitorial, engineering, and landscaping; property taxes and insurance; and property-level salaries. General and administrative expenses consist primarily of accounting and corporate compensation, corporate insurance, professional fees, office rent, and office supplies that are incurred as part of corporate office management. We calculate operating margin as net operating income divided by total revenues. We believe that in order to facilitate for investors a clear understanding of our operating results, net operating income should be examined in conjunction with net income or loss as presented in our consolidated statements of operations. Net operating income should not be considered as an alternative to net income or loss as an indication of our performance, nor as an alternative to cash flows as a measure of our liquidity or our ability to make distributions. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019 164

Appendix: Alexandria’s 2020 Guidance Key Sources and Uses of Capital ($ in Millions) RANGE1 Net cash provided by operating activities after dividends $ 200 $ 240 Incremental debt 710 670 2019 debt capital proceeds held in cash 190 190 Real estate dispositions, partial interest sales, and 1,350 1,550 common equity Total Sources of Capital $ 2,450 $ 2,650 Construction of Class A properties $ 1,550 $ 1,650 Acquisitions 900 1,000 Total Uses of Capital $ 2,450 $ 2,650 1. Represents our 2020 guidance ranges for key sources and uses of capital disclosed on December 3, 2019. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019 165

Appendix: Reconciliation of Funds From Operations Per Share – Diluted, as Adjusted — By Quarter FUNDS FROM OPERATIONS PER SHARE, AS ADJUSTED – BY QUARTER 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 Net income (loss) per share attributable to Alexandria Real Estate Equities, $ 0.51 $ 0.46 $ 0.39 $ 0.39 $ (0.23) $ 0.25 $ 0.44 $ 0.46 $ 0.49 $ (0.05) $ (1.72) $ 0.07 $ (0.31) $ 0.29 $ 0.35 $ 0.55 $ 0.38 $ 1.32 $ 0.51 $ 1.99 $ (0.30) $ 1.11 $ 0.68 $ (0.44) Inc.’s common stockholders Depreciation and amortization 0.68 0.71 0.81 0.81 0.82 0.83 0.87 0.95 1.00 0.95 0.92 0.97 1.15 1.06 1.10 1.11 1.08 1.08 1.13 1.11 1.14 1.17 1.15 1.14 Our share of gain on sale of real estate from unconsolidated JVs – – – – – – – – – – – – – – – (0.15) – – – (0.34) – – – – Gain on sale of real estate – rental properties – – – – (0.03) – – – (0.17) – – – (0.05) – – – – – – – (0.08) – – – Impairment of real estate – rental properties – – – – 0.38 0.20 – – 0.12 – 1.19 0.08 0.05 – – – – – – – – – – – Gain on sale of real estate – land parcels (0.06) – (0.01) – (0.08) – – – – – – – – – – – – – – – – – – – Assumed conversion of 7.00% Series D cumulative convertible preferred – – – – – – – – – – – – – – – – – 0.01 – – – – – – stock Allocation to unvested restricted stock awards – – – – – – – – – – – – – – – – – – (0.01) (0.01) – (0.02) – – Funds from operations per share attributable to Alexandria Real Estate $ 1.13 $ 1.17 $ 1.19 $ 1.20 $ 0.86 $ 1.28 $ 1.31 $ 1.41 $ 1.44 $ 0.90 $ 0.39 $ 1.12 $ 0.84 $ 1.35 $ 1.45 $ 1.51 $ 1.46 $ 2.41 $ 1.63 $ 2.75 $ 0.76 $ 2.26 $ 1.83 $ 0.70 Equities, Inc.’s common stockholders – diluted Unrealized (gains) losses on non-real estate investments – – – – – – – – – – – – – – – – – (0.70) (0.05) (1.11) 0.89 (0.65) (0.10) 0.62 Realized gains on non-real estate investments – – – – – – – (0.08) (0.11) – (0.06) – – – – – – (0.08) – – (0.06) – – – Impairments of real estate – land parcels and non-real estate investments 0.01 – – – 0.34 – – – – 0.40 0.90 0.06 0.15 – 0.05 – 0.04 – 0.06 – 0.05 – – 0.06 Acquisition-related expenses 0.02 – – – – – – – – – – – – – – – – – – – – – – – Loss on early extinguishment of debt – – – 0.01 – – – – – – – 0.04 – 0.01 – – 0.03 – – 0.01 – 0.07 – 0.36 Loss on early termination of interest rate hedge agreements – – – – – – – – – – – – – – – – – – – – – – – 0.02 Our share of gain on early extinguishment of debt from unconsolidated real – – – – – – – – – – – – – – – – – – – (0.01) – – – – estate JVs Preferred stock redemption charge – – – – 0.03 – – – – 0.04 0.13 0.17 0.43 0.12 – – – – – – 0.04 0.02 – – Removal of assumed conversion of 7.00% Series D cumulative convertible – – – – – – – – – – – – – – – – – (0.01) – – – – – – preferred stock Allocation to unvested restricted stock awards – – – – – – – – – – – – – – – – – – – 0.02 – 0.01 – (0.01) Funds from operations per share attributable to Alexandria Real Estate $ 1.16 $ 1.17 $ 1.19 $ 1.21 $ 1.23 $ 1.28 $ 1.31 $ 1.33 $ 1.33 $ 1.34 $ 1.36 $ 1.39 $ 1.42 $ 1.48 $ 1.50 $ 1.51 $ 1.53 $ 1.62 $ 1.64 $ 1.66 $ 1.68 $ 1.71 $ 1.73 $ 1.75 Equities, Inc.’s common stockholders – diluted, as adjusted ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019 166

Appendix: Reconciliation of Funds From Operations Per Share – Diluted, as Adjusted – By Year

FUNDS FROM OPERATIONS PER SHARE, AS ADJUSTED - BY YEAR	2013	2014	2015	2016	2017	2018	2019	2020
Net income (loss) per share attributable to Alexandria Real Estate Equities, Inc.'s common stockholders	$ 1.60	$ 1.01	$ 1.63	$ (1.99)	$ 1.58	$ 3.52	$ 1.83 to 1.85	$ 2.17 to 2.37
Depreciation and amortization	2.80	3.15	3.64	4.02	4.35	4.50	4.75	5.15
Our share of gain on sale of real estate from unconsolidated JVs	-	-	-	-	(0.15)	(0.35)	-	-
Gain on sale of real estate - rental properties	-	(0.03)	(0.17)	(0.05)	-	(0.08)	-	-
Impairment of real estate - rental properties	-	0.38	0.33	1.29	-	-	-	-
Gain on sale of real estate - land parcels	(0.07)	(0.09)	-	-	-	-	-	-
Allocation to unvested restricted stock awards[1]	-	-	-	-	-	(0.06)	(0.05)	(0.04)
Funds from operations per share attributable to Alexandria Real Estate Equities, Inc.'s common stockholders - diluted	$ 4.33	$ 4.42	$ 5.43	$ 3.27	$ 5.78	$ 7.53	$ 6.53 to 6.55	$ 7.28 to 7.48
Unrealized gains on non-real estate investments	-	-	-	-	-	(0.96)	(0.12)	
Realized gains on non-real estate investments	-	-	(0.18)	(0.06)	-	(0.14)	-	-
Impairments of real estate - land parcels and non-real estate investments	0.01	0.34	-	1.47	0.09	0.11	0.06	-
Acquisition-related expenses	0.02	-	-	-	-	-	-	-
Loss on early extinguishment of debt	0.04	0.01	-	0.04	0.03	0.01	0.43	-
Loss on early termination of interest rate hedge agreements	-	-	-	-	-	-	0.02	-
Our share of gain on early extinguishment of debt from unconsolidated real estate JVs	-	-	-	-	-	(0.01)	-	-
Preferred stock redemption charge	-	0.03	-	0.79	0.12	0.04	0.02	-
Allocation to unvested restricted stock awards[1]	-	-	-	-	-	0.02	0.01	-
Funds from operations per share attributable to Alexandria Real Estate Equities, Inc.'s common stockholders - diluted, as adjusted	$ 4.40	$ 4.80	$ 5.25	$ 5.51	$ 6.02	$ 6.60	$ 6.95 to 6.97	$ 7.28 to 7.48

1. During the period from 2013 to 2017, per share amounts were presented net of amounts allocable to unvested restricted stock awards.

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Appendix: Reconciliation of Cash Net Operating Income ($ in Thousands) 2010 2011 2012 2013 2014 2015 2016 2017 2018 Total revenue $ 460,621 $ 548,225 $ 586,073 $ 631,151 $ 726,877 $ 843,474 $ 921,706 $1,128,097 $1,327,459 Rental operations 123,309 159,567 174,523 189,039 219,164 261,232 278,408 325,609 381,120 Net operating income $ 337,312 $ 388,658 $ 411,550 $ 442,112 $ 507,713 $ 582,242 $ 643,298 $ 802,488 $ 946,339 Straight-line rent revenue (22,832) (26,797) (28,456) (27,935) (45,534) (50,379) (51,672) (107,643) (93,883) Amortization of acquired below-market (7,868) (9,332) (3,200) (3,316) (2,845) (6,118) (5,723) (19,055) (21,938) leases Cash net operating income $ 306,612 $ 352,529 $ 379,894 $ 410,861 $ 459,334 $ 525,745 $ 585,903 $ 675,790 $ 830,518 ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019 168

Appendix: Reconciliations of Adjusted EBITDA and Adjusted EBITDA Margin ($ in Thousands) SEPTEMBER 30, 2019 THREE MONTHS NINE MONTHS ENDED ENDED Net income $ (36,003) $ 187,994 Interest expense 46,203 128,182 Income taxes 887 3,074 Depreciation and amortization 135,570 404,094 Stock compensation expense 10,935 33,401 Loss on early extinguishment of debt 40,209 47,570 Unrealized losses (gains) on non-real estate investments 70,043 (13,221) Impairment of non-real estate investments 7,133 7,133 Adjusted EBITDA $ 274,977 $ 798,227 Revenues $ 390,484 $ 1,123,182 Non-real estate investments - total realized gains 6,967 28,759 Impairment of non-real estate investments 7,133 7,133 Revenues, as adjusted $ 404,584 $ 1,159,074 Adjusted EBITDA Margin 68% 69% ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019 169

Appendix: Reconciliations of Net Debt to Adjusted EBITDA and Net Debt and Preferred Stock to Adjusted EBITDA, and Fixed-Charge Coverage Ratio ($ in Thousands) 3Q19 3Q19 Adjusted EBITDA $ 274,977 Adjusted EBITDA $ 274,977 Adjusted EBITDA (annualized) $ 1,099,908 Interest expense $ 46,203 Capitalized interest 24,558 Secured notes payable $ 351,852 Amortization of loan fees (2,251) Unsecured senior notes payable 6,042,831 Amortization of debt premiums 1,287 Unsecured senior line of credit 343,000 Cash interest 69,797 Unsecured senior bank term loan – Dividends on preferred stock 1,173 Unamortized deferred financing costs 48,746 Fixed-charges $ 70,970 Cash and cash equivalents (410,675) Fixed-charge coverage 3.9x Restricted cash (42,295) Net debt $ 6,333,459 7.00% Series D Convertible Preferred Stock 57,461 $ 6,390,920 Net debt to Adjusted EBITDA 5.8x Net debt and preferred stock to Adjusted EBITDA 5.8x ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2019 170